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                            Janus Global Value Fund

                         Supplement Dated May 31, 2001
                        To Prospectus Dated May 31, 2001

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS. THIS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

From June 1, 2001 until June 29, 2001, Janus Global Value Fund (the "Fund") will conduct an initial offering of its shares (the "Subscription Period"). During the Subscription Period, you may place an order to purchase shares of the Fund at $10.00 per share. You may order shares of the Fund through Janus Distributors, Inc., the distributor of the Fund (the "Distributor"), or through Charles Schwab & Co., Inc. ("Schwab").

     1. You may order shares of the Fund directly through the Distributor. The Shareholder's Manual section in the Fund's Prospectus describes the purchase procedures the Distributor will follow during the Subscription Period. To place your order, please visit janus.com or call a Janus Representative at 1-800-525-3713.

     2. You may order shares of the Fund indirectly through Schwab, which is soliciting orders to purchase shares of the Fund during the Subscription Period pursuant to a selected dealer agreement with the Distributor. The $10.00 per share purchase price for shares of the Fund ordered through Schwab will be paid from your Schwab brokerage account after the close of business on Friday, June 29, 2001. The money to cover your subscription order must be available in your Schwab account by the close of business on Friday, June 22, 2001, or Schwab may cancel your order. Janus Capital Corporation or its affiliates may pay to Schwab from their own resources compensation in connection with Schwab's services related to the Subscription Period. Such compensation will have no effect on the Fund's fees or expenses. For more information about Schwab's compensation, please see the Prospectus section "Transactions through Processing Organizations."